EXHIBIT 99.2
                                                                    ------------



                                                               EXECUTION VERSION

                                    CONSENT AND AGREEMENT dated as of December
                           31, 2002 (this "CONSENT"), among TIME WARNER
                           ENTERTAINMENT-ADVANCE/NEWHOUSE PARTNERSHIP, a New York general partnership ("TWEAN"), TIME WARNER ENTERTAINMENT COMPANY, L.P., a Delaware limited partnership ("TWE"), PARAGON COMMUNICATIONS, a Colorado general partnership ("PARAGON") of which KBL Communications, Inc. is the managing general partner, ADVANCE/NEWHOUSE PARTNERSHIP, a New York general partnership ("ANP") of which Advance Cable Holdings Corp. ("ACH") and Newhouse Cable Holdings LLC ("NCH") are the general partners, TWEAN SUBSIDIARY, LLC, a Delaware limited liability company (the "INITIAL BORROWER") of which TWEAN is the sole member, and JPMORGAN CHASE BANK, solely as collateral agent for the Secured Parties (in such capacity, the "COLLATERAL AGENT") under the Guarantee and Collateral and Intercreditor Agreement described below.


                  WHEREAS pursuant to the Credit Agreement dated as of December 31, 2002 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Initial Borrower (such term, and each other capitalized term used and not otherwise defined herein having the meaning assigned to it in Section 1 hereof); ANP; the Lenders party thereto; and JPMorgan Chase Bank, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), each of the Lenders has agreed to extend credit to the Borrowers on the terms and subject to the conditions set forth therein;

                  WHEREAS pursuant to the Note Purchase Agreement dated as of December 31, 2002 (as amended, supplemented or otherwise modified from time to time, the "SENIOR NOTE PURCHASE AGREEMENT"), among the Initial Borrower, ANP and Metropolitan Life Insurance Company, Metropolitan Insurance and Annuity Company, General American Life Insurance Company, New England Life Insurance Company, Texas Life Insurance Company, MetLife Bank, National Association, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey and The Prudential Insurance Company of America, as initial purchasers (the "SENIOR NOTE PURCHASERS"), each of the Senior Note Purchasers has agreed to purchase Senior Notes on the terms and subject to the conditions set forth therein;

                  WHEREAS as security for the Borrowers' and ANP's obligations to the Secured Parties under the Credit Agreement and the Senior Note Purchase Agreement, the Loan Parties have entered into the Guarantee and Collateral and Intercreditor Agreement dated as of December 31, 2002 (as amended, supplemented or otherwise modified from time to time, the "GUARANTEE AND COLLATERAL AGREEMENT"), among the Senior Note Purchasers, the Administrative Agent, and JPMorgan Chase Bank, as Collateral Agent, providing, among other things, for the assignment by the Initial Borrower and ANP to the Collateral Agent, for the ratable benefit of the

Secured Parties, of all of the Initial Borrower's and ANP's right, title and interest in, to and under the Restructuring Agreements;

                  WHEREAS the Initial Borrower and ANP have requested that each of TWEAN, TWE and Paragon consent to the foregoing assignment and agree to certain related matters set forth herein;

                  WHEREAS it is a condition to the Lenders extending credit under the Credit Agreement and the Senior Note Purchasers purchasing the Senior Notes that, among other things, TWEAN, TWE and Paragon execute and deliver this Consent;

                  WHEREAS pursuant to Section 2(vi) of the Consent and Agreement dated as of August 1, 2002 among TWEAN, TWE, Paragon, ANP, ACH, NCH and JPMorgan Chase Bank, TWEAN, TWE and Paragon agreed, upon the request of ANP, to enter into a consent in the form of this Consent; and

                  WHEREAS each of TWEAN, TWE and Paragon is willing, on the terms and subject to the conditions set forth herein, to grant this Consent, and has duly authorized by all necessary action on its part the execution, delivery and performance by it of this Consent.

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

                  SECTION 1. DEFINITIONS. As used herein:

                  "ADDITIONAL SENIOR NOTES" shall mean senior secured notes of the Borrowers issued under a supplement to the Senior Note Purchase Agreement.

                  "ADVANCE BORROWER" means a subsidiary of Advance Publications, Inc. that shall become a Borrower as provided in Section 2.20 of the Credit Agreement or Section 9.8 of the Senior Note Purchase Agreement.

                  "BORROWERS" means the Initial Borrower and the Advance
Borrower.

                  "LENDERS" means the Persons listed on Schedule 2.01 of the Credit Agreement and any other Person that shall have become a Lender pursuant to an Assignment and Assumption or an Incremental Term Loan Accession Agreement, other than any such Person that shall have ceased to be a party to the Credit Agreement pursuant to an Assignment and Assumption.

                  "LOAN PARTIES" means the Borrowers, each Subsidiary of either Borrower, ANP, ACH, NCH and, from and after the designation of the Advance Borrower, Advance Publications, Inc. and any other Person owning Equity Interests in the Advance Borrower.

                  "RESTRUCTURING AGREEMENTS" means (a) the Master Transaction Agreement dated as of August 1, 2002, among TWEAN, ANP, TWE, Paragon, Advance Publications, Inc. and Newhouse Broadcasting Corporation, (b) each of the "Transaction Agreements" referred to in such Master Transaction Agreement, (c) each other agreement or instrument entered into or delivered pursuant to the Master Transaction Agreement or any such Transaction Agreement and (d) all exhibits to any of the foregoing documents.

                  "SECURED PARTIES" means (a) the Lenders from time to time under the Credit Agreement, (b) the Issuing Bank under the Credit Agreement, (c) the Administrative Agent under the Credit Agreement, (d) the Senior Note Purchasers and each other holder from time to time of the Senior Notes and each holder from time to time of Additional Senior Notes, (e) the Collateral Agent under the Guarantee and Collateral Agreement, (f) any nominee that is wholly-owned by one or more of such financial institutions to which any of the foregoing shall assign or transfer any of its rights or interests under the Credit Agreement, the Senior Note Purchase Agreement or the Guarantee and Collateral Agreement so long as such nominee remains so directly or indirectly wholly-owned, (g) each financial institution that is a counterparty to any interest rate hedging agreement with a Borrower or a subsidiary of a Borrower that either (i) is in effect on the date hereof if such counterparty is a Lender under the Credit Agreement or an affiliate of such a Lender as of the date hereof or (ii) is entered into after the closing date of the Credit Agreement if such counterparty is a Lender under the Credit Agreement or an affiliate of such a Lender at the time such interest rate hedging agreement is entered into, (h) the beneficiaries of each indemnification obligation undertaken by any Loan Party under the Credit Agreement, the Senior Note Purchase Agreement and the Guarantee and Collateral Agreement, and (i) the successors and assigns of each of the foregoing and the assigns of all or substantially all of their assets.

                  "SENIOR NOTES" means secured senior notes of the Borrowers in an aggregate principal amount not to exceed $300,000,000 issued under the Senior Note Purchase Agreement.

                  "TWEAN PARTNERSHIP AGREEMENT" means the Third Amended and Restated Partnership Agreement of Time Warner Entertainment-Advance/Newhouse Partnership dated as of December 31, 2002.

                  SECTION 2. CONSENTS TO ASSIGNMENT; AGREEMENTS; REPRESENTATION.
(a) TWEAN, TWE and Paragon hereby (i) irrevocably consent to the assignment by each of the Initial Borrower and ANP of all its right, title and interest in, to and under the Restructuring Agreements to the Collateral Agent as collateral for the Borrowers' and ANP's obligations to the Secured Parties (and to any assignment by the Collateral Agent to a nominee controlled by it and/or one or more other Secured Parties that shall succeed to the rights of the Collateral Agent and become the Collateral Agent), as well as to any foreclosure upon such right, title and interest or any part thereof by the Collateral Agent on behalf of the Secured Parties upon or after the exercise by the Collateral Agent on behalf of the Secured Parties of their rights and remedies as secured creditors of the Borrowers and ANP (any such transfer to such nominee that is wholly-owned by the Collateral Agent or one or more of such other Secured Parties so long as such nominee remains so directly or indirectly wholly-owned, and any such foreclosure, being called a "FORECLOSURE"); (ii) agree that the Collateral Agent on behalf of the Secured Parties shall have the right, after an Event of Default under the Credit Agreement or Senior Note Purchase Agreement and as provided in the Guarantee and Collateral Agreement, to make all demands, give all notices, take all actions and exercise all rights permitted or required to be given, taken or exercised by the Initial Borrower or ANP, and to receive any payments required to be made to the Initial Borrower or ANP, under any or all of the Restructuring Agreements; (iii) agree that upon any Foreclosure, the Collateral Agent on behalf of the Secured Parties shall succeed to all of the Initial Borrower's or ANP's right, title and interest in, to and under such Restructuring Agreements and shall, among other things, have the rights referred to in the preceding clause (ii), in each case subject to any limitations on such rights resulting from the nonperformance of the obligations of the Initial Borrower and ANP and to the other terms and conditions thereunder; (iv) agree to accept performance of the Initial Borrower's or ANP's obligations under the Restructuring Agreements by the Collateral Agent on behalf of the Secured Parties as performance by the Initial Borrower or ANP, as the case may be; (v) acknowledge and agree, notwithstanding anything to the contrary contained in the Restructuring Agreements, that such assignment by the Initial Borrower and ANP or any such Foreclosure by the Collateral Agent on behalf of the Secured Parties shall not, in and of itself, constitute a default under any of the Restructuring Agreements or result in a termination thereof or any loss or reduction of rights thereunder; (vi) agree, upon the request of the Initial Borrower and ANP, to enter into reasonable and customary documentation satisfactory to TWE and to the Secured Parties pursuant to which TWEAN will pledge all the limited liability company interests of TWEAN Subsidiary, LLC in favor of the Collateral Agent for the benefit of the Secured Parties; (vii) agree that they will not seek, without ANP's consent, to replace ANP as the Manager of TWEAN Subsidiary, LLC; and
(viii) acknowledge and confirm that TWEAN Subsidiary, LLC is and, at all times that it shall own TWEAN Subsidiary, LLC, will continue to be an Unrestricted Subsidiary as defined in the Credit Agreement dated as of July 8, 2002, as amended, among AOL Time Warner Inc., TWE, TWEAN, AOL Time Warner Finance Ireland, the lenders from time to time party thereto, JPMorgan Chase Bank, as administrative agent, Bank of America, N.A. and Citibank, N.A., as Co-Syndication Agents, and ABN AMRO Bank, N.V. and BNP Paribas, as Co-Documentation Agents, or any successor facility of AOL Time Warner Inc., as such facility may be amended, restated, supplemented or otherwise modified from time to time and will not be subjected to any financial or other restrictive covenant under any such successor facility or other similar agreement governing indebtedness of AOL Time Warner or its subsidiaries.

                  (b) The Initial Borrower and ANP hereby consent to the foregoing arrangements and agree (i) that TWEAN, TWE and Paragon may conclusively rely on any notice or information received from the Collateral Agent as to the existence of an Event of Default under the Credit Agreement or the Senior Note Purchase Agreement, the right of the Collateral Agent or the Secured Parties to exercise remedies under the Credit Agreement, the Senior Note Purchase Agreement or the Guarantee and Collateral Agreement or any related matters, and (ii) that none of TWEAN, TWE or Paragon shall have any liability to the Initial Borrower or ANP for acting in accordance with any notice or information received from the Collateral Agent or, after any Foreclosure, any successor or assign of the Collateral Agent or for performing its obligations under and carrying out the provisions of this Consent. Nothing in this Consent shall constitute a waiver by any of TWEAN, TWE or Paragon of any rights which it may have against the Initial Borrower or ANP or any of their respective successors or assigns for damages for breach of the provisions of the Restructuring Agreements.

                  (c) ANP hereby represents, warrants and covenants to TWEAN, TWE and Paragon that ANP is, and after giving effect to the Credit Agreement and the Senior Note

Purchase Agreement will continue to be, in compliance with Section 3.2(e) of the TWEAN Partnership Agreement.

                  SECTION 3. NO OTHER CONSENTS OR WAIVERS. Except as expressly set forth herein, this Consent shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any party under any of the Restructuring Agreements, or alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any of the Restructuring Agreements, all of which are ratified and affirmed in all respects and shall continue in full force and effect until terminated in accordance with their terms.

                  SECTION 4. COUNTERPARTS; AMENDMENTS, WAIVERS. This Consent may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Consent by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Consent. Neither this Consent nor any of the terms hereof may be terminated, amended, supplemented, modified or waived except by an instrument in writing signed by each of TWEAN, TWE, Paragon, ANP, the Initial Borrower and the Collateral Agent.

                  SECTION 5. APPLICABLE LAW. THIS CONSENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  SECTION 6. SUCCESSORS AND ASSIGNS. This Consent shall be binding upon and inure to the benefit of TWEAN, TWE, Paragon, ANP, the Initial Borrower, the Secured Parties and their respective successors and assigns.

                  IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed by their duly authorized officers, all as of the date first above written.


                                   TIME WARNER ENTERTAINMENT-ADVANCE
                                   NEWHOUSE PARTNERSHIP,


                                   by   TIME WARNER ENTERTAINMENT
                                        COMPANY, L.P., a general partner

                                        by  /s/ Robert D. Marcus
                                            -----------------------------------
                                            Name:  Robert D. Marcus
                                            Title: Senior Vice President


                                   by   PARAGON COMMUNICATIONS,

                                        by   KBL COMMUNICATIONS, INC.,
                                             its managing general partner,

                                        by  /s/ Robert D. Marcus
                                            -----------------------------------
                                            Name:  Robert D. Marcus
                                            Title: Senior Vice President


                                        by  ADVANCE/NEWHOUSE PARTNERSHIP, a
                                            general partner,

                                            by  ADVANCE CABLE HOLDINGS
                                                CORP., its general partner,

                                                by  /s/ Steven A. Miron
                                                    ---------------------------
                                                    Name:  Steven A. Miron
                                                    Title: President


                                            by  NEWHOUSE CABLE HOLDINGS
                                                LLC, its general partner,

                                                by  /s/ Steven A. Miron
                                                    ---------------------------
                                                    Name:  Steven A. Miron
                                                    Title: President

                                   TIME WARNER ENTERTAINMENT
                                   COMPANY, L.P.,

                                   by   /s/ Robert D. Marcus
                                        ---------------------------------------
                                        Name:   Robert D. Marcus
                                        Title:  Senior Vice President


                                   PARAGON COMMUNICATIONS,

                                   by   KBL COMMUNICATIONS, INC., its
                                        managing general partner,

                                        by  /s/ Robert D. Marcus
                                            -----------------------------------
                                            Name:  Robert D. Marcus
                                            Title: Senior Vice President


                                   ADVANCE/NEWHOUSE PARTNERSHIP,

                                   by   ADVANCE CABLE HOLDINGS
                                        CORP., its general partner,

                                        by  /s/ Steven A. Miron
                                            -----------------------------------
                                            Name:  Steven A. Miron
                                            Title: President


                                   TWEAN SUBSIDIARY, LLC,

                                   By   ADVANCE/NEWHOUSE
                                        PARTNERSHIP, its manager,

                                        by  ADVANCE CABLE HOLDINGS
                                            CORP., its managing partner,

                                            by  /s/ Steven A. Miron
                                                -------------------------------
                                                Name:  Steven A. Miron
                                                Title: President

                                   JPMORGAN CHASE BANK, as Collateral Agent, on its own behalf and on behalf of the other Secured Parties,

                                   by   /s/ Thomas H. Koziark
                                        ---------------------------------------
                                        Name:   Thomas H. Koziark
                                        Title:  Vice President